Prospectus Supplement	April 28, 2011

Putnam American Government Income Fund Prospectus dated January 30, 2011

The sub-section Your fund’s management in the section Fund summary section and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now solely Michael Salm and Daniel Choquette.

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